EXHIBIT 24.1


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint William P. Fricks, David J. Anderson, Charles P. Wingfield, Jr., Stephen B. Clarkson and Peter A.V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.


      IN WITNESS WHEREOF, I have executed these presents this 23rd day of March, 1999.


                                        /s/ Gerald L. Baliles
                                    -----------------------------------
                                          Gerald L. Baliles
                                          Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint William P. Fricks, David J. Anderson, Charles P. Wingfield, Jr., Stephen B. Clarkson and Peter A.V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.


      IN WITNESS WHEREOF, I have executed these presents this 23rd day of March, 1999.


                                        /s/ Leon A. Endey
                                    -----------------------------------
                                       Leon A. Endey
                                       Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint William P. Fricks, David J. Anderson, Charles P. Wingfield, Jr., Stephen B. Clarkson and Peter A.V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.


      IN WITNESS WHEREOF, I have executed these presents this 23rd day of March, 1999.


                                       /s/ William R. Harvey
                                    -----------------------------------
                                       William R. Harvey
                                       Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint William P. Fricks, David J. Anderson, Charles P. Wingfield, Jr., Stephen B. Clarkson and Peter A.V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.


      IN WITNESS WHEREOF, I have executed these presents this 23rd day of March, 1999.


                                      /s/ Dana G. Mead
                                    -----------------------------------
                                    Dana G. Mead
                                    Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint William P. Fricks, David J. Anderson, Charles P. Wingfield, Jr., Stephen B. Clarkson and Peter A.V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.


      IN WITNESS WHEREOF, I have executed these presents this 23rd day of March, 1999.


                                     /s/ Joseph J. Sisco
                                    -----------------------------------
                                    Joseph J. Sisco
                                    Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint William P. Fricks, David J. Anderson, Charles P. Wingfield, Jr., Stephen B. Clarkson and Peter A.V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.


      IN WITNESS WHEREOF, I have executed these presents this 23rd day of March, 1999.


                                     /s/ Stephan R. Wilson
                                    -----------------------------------
                                    Stephen R. Wilson
                                    Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint William P. Fricks, David J. Anderson, Charles P. Wingfield, Jr., Stephen B. Clarkson and Peter A.V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.


      IN WITNESS WHEREOF, I have executed these presents this 23rd day of March, 1999.


                                     /s/ William P. Fricks
                                    -----------------------------------
                                    William P. Fricks
                                    Chairman and Chief Executive Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint William P. Fricks, David J. Anderson, Charles P. Wingfield, Jr., Stephen B. Clarkson and Peter A.V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.


      IN WITNESS WHEREOF, I have executed these presents this 23rd day of March, 1999.


                                     /s/ David J. Anderson
                                    -----------------------------------
                                    David J. Anderson
                                    Senior Vice President and Chief
                                    Financial Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

      The undersigned does hereby make, constitute and appoint William P. Fricks, David J. Anderson, Charles P. Wingfield, Jr., Stephen B. Clarkson and Peter A.V. Huegel, jointly and severally, my true and lawful attorneys-in-fact, with full power of substitution in each, for me and in my name, place and stead to execute for me and on my behalf in each or any one of my offices and capacities with Newport News Shipbuilding Inc. (the "Company"), as shown below, the Company's Annual Report on Form 10-K for the year ended December 31, 1998, with exhibits thereto and other documents in connection therewith, which the Company contemplates filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and any and all amendments to said Form 10-K, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of these presents.


      IN WITNESS WHEREOF, I have executed these presents this 23rd day of March, 1999.


                                     /s/ Charles P. Wingfield, Jr.
                                    -----------------------------------
                                    Charles P. Wingfield, Jr.
                                    Vice President and Controller